UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2026

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way,	Loudon,	Tennessee	37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)				(I.R.S. Employer Identification No.)

(865)	458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	MBUU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 2, 2026 (the “Closing Date”), Malibu Boats, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Saxdor Yachts Oy, a Finnish limited company (“Saxdor”), and the stockholders and option right holders of Saxdor (the “Sellers”), as previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 2, 2026 (the “Original Form 8-K”).

This Amendment No. 1 to the Original Form 8-K (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Saxdor would have achieved had the Transaction been consummated prior to the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. The pro forma financial information accounts for the Transaction using the acquisition method of accounting in accordance with generally accepted accounting principles in the United States.

Except as described above, no other changes have been made to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
1.Audited financial statements of Saxdor as of and for the fiscal year ended December 31, 2025, together with the notes thereto and the report of independent auditor thereon, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

1.Unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2026 and the unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2025, and the notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)    Exhibits
The following exhibits are being furnished as part of this report:

Exhibit No.	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers Oy.
Exhibit 99.1	Audited financial statements of Saxdor as of and for the fiscal year ended December 31, 2025, together with the notes thereto and the report of independent auditor thereon.
Exhibit 99.2	Unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2026 and the unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2025.

Exhibit 104	The Cover Page from this Current Report on Form 8-K formatted in inline XBRL.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

	By:	/s/ David S. Black
Date: May 18, 2026		David S. Black
Chief Financial Officer